UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 16, 2017
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State of Other Jurisdiction of Incorporation)

000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

27-01 Queens Plaza North, Long Island City, New York (Address of principal executive offices)	11101 (Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal
Officers

(b) and (c) On February 16, 2017, the Board of Directors of JetBlue Airways Corporation (the "Company") appointed Stephen J. "Steve" Priest, the Company's Vice President Structural Programs, as Executive Vice President Chief Financial Officer effective February 21, 2017. Mr. Priest replaces James F. Leddy who had been serving in an interim capacity since Mark Powers' retirement on November 1, 2016. The Company did not have any disagreements with Mr. Leddy. The Company thanks Mr. Leddy for his service in the interim role.

Mr. Priest, age 46, joined the Company in 2015 as Vice President Structural Programs, heading the Company's Strategic Sourcing, fleet and engine strategy, and Continuous Improvement groups. Prior to that, he was at British Airways Plc for 19 years, most recently serving as Senior Vice President, North Atlantic Joint Business from 2012-2015 and Senior Vice President, Strategy and Planning from 2009-2012. There are no arrangements or understandings between Mr. Priest and any other person pursuant to which he was appointed as an officer. Mr. Priest does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Priest has an interest requiring disclosure under Item 404(a) of Regulation S-K.

(e) In connection with the appointment as Chief Financial Officer, Mr. Priest will be paid a base salary of $400,000 per year, have a bonus opportunity of 65% of base salary at target, a short term target equity opportunity of $300,000 worth of restricted stock units to vest over three years in accordance with the JetBlue Airways Corporation Amended and Restated 2011 Incentive Compensation Plan (the "Plan") and the award agreement and a long term performance-based target equity opportunity of $300,000 of performance stock units for the 2017-2019 performance period, in accordance with the Plan and the award agreement.

Item 7.01.    Regulation FD Disclosure

On February 21, 2017, the Company issued a press release announcing the changes to the Company's leadership structure disclosed under Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 herewith.

References to the Company's website in the release do not incorporate by reference the information on such website into this report, and the Company disclaims any such incorporation by reference. The information in this Item 7.01 is being "furnished" in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference in this Item 7.01.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Number    Description

99.1        Press Release dated February 21, 2017 of JetBlue Airways Corporation*

_____________________________
*        Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)

Date: February 21, 2017	By:	/s/ Alexander Chatkewitz
Vice President, Controller and Chief Accounting Officer (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 21, 2017 of JetBlue Airways Corporation*

_____________________________
*        Furnished herewith.